UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22293

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
TRULX U.S. Large-Cap Core Fund –
.
PAULX U.S. Large-Cap Core Fund–
.
Advisor  Class
RCLIX U.S. Large-Cap Core Fund–
.
I  Class
TRZLX U.S. Large-Cap Core Fund–
.
Z Class

T. ROWE PRICE U.S. Large-Cap Core Fund
HIGHLIGHTS
The U.S. Large-Cap Core Fund declined but outperformed its benchmark, the S&P 500 Index, and its Lipper peer group index for the 12 months ended
December 31, 2022.
Our stock selection in consumer discretionary and security choices coupled with an overweight position in industrials and business services contributed to the fund’s relative outperformance. Not owning energy stocks, along with unfavorable stock selection in materials, detracted.
Our largest allocations were in the information technology, health care, and industrials and business services sectors—accounting for more than half of the portfolio.
Against this uncertain backdrop, we remain defensively positioned and believe our lower-beta, higher-quality tilt within the portfolio will produce attractive risk-
adjusted outcomes for investors.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE U.S. Large-Cap Core Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE U.S. Large-Cap Core Fund

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE U.S. Large-Cap Core Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The U.S. Large-Cap Core
Fund returned -15.16%
in the 12 months ended
December 31, 2022. The fund
outperformed its benchmark,
the S&P 500 Index, which
returned -18.11%, and its
peer group, the Lipper Large-
Cap Core Funds Index.
(Returns for Advisor, I, and Z
Class shares varied, reflecting
their different fee structures.
Past performance cannot
guarantee future results. )
What factors influenced the
fund’s performance?
For the 12-month period, stock selection in consumer discretionary and security choices coupled with an overweight position in industrials and business services contributed to the fund’s relative outperformance. Not owning energy stocks, along with unfavorable stock selection in materials, detracted.
Within consumer discretionary, shares of Dollar General advanced for the year.
Early on, the company reported financials that showed strong topline growth but margins that were impacted by a one-time employee appreciation bonus.
Midyear, the market reacted favorably to the company posting revenue and earnings ahead of consensus and same-store sales that exceeded expectations.
(Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Within industrials and business services, Republic Services, a leader in solid waste management, helped relative performance. Shares rose and outperformed the sector as the company executed well amid an inflationary environment and higher fuel costs. The market reacted positively to Republic Services’ quarterly
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
U.S. Large-Cap Core
Fund –
.
3.53% -15.16%
U.S. Large-Cap Core
Fund–
.
Advisor  Class 3.36 -15.44
U.S. Large-Cap Core
Fund–
.
I  Class 3.59 -15.08
U.S. Large-Cap Core
Fund–
.
Z  Class 3.87 -14.62
S&P 500 Index 2.31 -18.11
Lipper Large-Cap Core
Funds Index 3.31 -17.00

T. ROWE PRICE U.S. Large-Cap Core Fund

results, which reflected steady volume growth and an average yield ahead of consensus estimates for the second quarter and, in the third quarter, growing yields and effective pricing strategies across its small and large container and residential segments.
In the information technology sector, KLA is one of the largest semiconductor manufacturing companies by revenue. The second half of the year was tricky for technology companies as investors flocked to less risky investments amid a challenging macro environment. However, KLA was able to navigate through supply chain concerns and, more recently, reported a consensus-beating quarterly earnings report, led by strong demand in the semi-process control segment and patterning sales, and offered a positive guidance.
Conversely, not owning energy stocks detracted from relative returns—as the sector was the top performer in the index, returning over 65% over the period—driven by higher oil prices and elevated demand. We do not hold a position in the energy sector given our long-term bearish view of oil and the sector’s unfavorable structural backdrop.
Stock selection in materials also held back relative performance. Shares of paint and coatings manufacturer Sherwin-Williams posted a double-digit decline as rising input costs, along with labor and raw material shortages, pressured business results. We remain encouraged by the company’s position within the coatings industry and favor the name for its strong margins; sustainable moat versus peers; and high-quality, unique business model. Industrial gas company
Linde also detracted from relative results for the year. Shares were pressured early on by elevated energy prices despite a positive earnings beat, led by broad organic growth across its beverages and chemicals end markets. In the latter half of the year, however, the company reported additional earnings beats, driven by healthy cash flow and sales growth, and shares rebounded amid the tough macroeconomic backdrop and despite European gas concerns.

T. ROWE PRICE U.S. Large-Cap Core Fund

How is the fund positioned?
The fund’s largest allocations
were in the information
technology, health care, and
industrials and business
services sectors. Within
information technology,
we focused on innovative
business models that can take
advantage of transformational
change, favoring companies
with durable business
models that address large
and growing markets. Our
largest industry exposure
is in semiconductors and
semiconductor equipment.
In health care, we value
companies that offer
relatively stable growth
potential or that are well
positioned to take advantage
of long-term trends by
offering highly innovative products. Our largest allocations in the sector are to the health care providers and services industry. Within the industrials and business services sector, we typically like companies that reach many different end markets and have solid business models or an ability to generate strong cash flows. Machinery and electrical equipment are our largest industry allocations within the sector.
The fund’s top five holdings in the portfolio are Microsoft, Alphabet, Thermo
Fisher Scientific, Visa, and Apple. We think Microsoft is positioned to benefit from its recurring business model in software and services. Alphabet is a top holding as we appreciate its scale advantages and exposure to secular growth trends. We think Thermo Fisher Scientific has an attractive business mix in the high-growth life sciences tools industry. We are attracted to Visa’s cross-
border payment volumes, secular growth prospects in electronic payments, and high margins. Finally, we believe Apple’s ability to compound earnings are underappreciated by the market, but we remain cognizant of the impact a recession may have on the consumer hardware company.
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Information Technology 28.5% 25.1%
Health Care 21.9  21.0
Industrials and Business
Services 8.3  11.5
Consumer Staples 9.9  11.2
Financials 8.0  10.6
Consumer Discretionary 9.4  9.6
Communication Services 5.8  5.3
Utilities 5.5  4.1
Materials 2.2  1.6
Real Estate 0.0  0.0
Energy 0.0  0.0
Other and Reserves 0.5  0.0
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE U.S. Large-Cap Core Fund

During the period, we initiated positions in Apple, a multinational technology giant with businesses in smartphones, personal computers, and other hardware devices; managed care company Elevance Health, who we believe is well positioned to benefit from increased investment amid a higher-interest rate environment; and Cummins, a company that produces engines, filtration, and power generation products and who we believe stands to benefit from a significant runway to take market share (particularly if the electric vehicle transition takes longer than expected) as its auto and truck manufacturer peers seem to be investing less in internal combustion engines. We also added to drug distributor AmerisourceBergen and packaged food company General
Mills for their attractive valuations and ability to generate strong free cash flow.
Turning to sales, we eliminated global biopharmaceutical company
AstraZeneca on strength and used the proceeds to invest in companies with more compelling valuations and free cash flow. We also exited our position in Waters, which supplies analytical instruments, consumables, services, and software, to invest in other health care names that we believed were higher quality. We eliminated electric power and energy infrastructure company
NextEra Energy to invest in other companies we believe have better risk/reward trade-offs amid the current volatile economic environment. We also eliminated
Salesforce.com because we had concerns about the company making expensive, potentially returns-detrimental acquisitions.
What is portfolio management’s outlook?
Geopolitical tensions, elevated inflation prints, and rising yields were the defining traits of the market during 2022. While the S&P 500 posted gains for the fourth quarter, snapping its streak of negative quarterly returns in 2022, the index returned a double-digit decline for the year, its worst since 2008.
Moving forward, we expect that volatility will remain elevated until the Federal
Reserve gains a firm grip on inflation. Interest rates and inflation also are likely to remain higher in the coming year and beyond. As a result, market leadership may differ from the prior decade. Earnings erosion, which has not yet been priced in, may further weigh on markets in the coming quarters. Against this uncertain backdrop, we remain defensively positioned and believe our lower-beta, higher-quality tilt within the portfolio will produce attractive risk-
adjusted outcomes for investors.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE U.S. Large-Cap Core Fund

RISKS OF STOCK INVESTING
As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard &  Poor’s
®
and S&P
®
 are registered trademarks of
Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”);
Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC
(“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

T. ROWE PRICE U.S. Large-Cap Core Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
Microsoft 6.7%
Alphabet 4.2
Thermo Fisher Scientific 3.0
Visa 2.6
Apple 2.3
Elevance Health 2.2
Accenture 2.2
UnitedHealth Group 2.1
Ameren 2.1
KLA 2.1
JPMorgan Chase 1.8
Southern Company 1.7
Cummins 1.7
Danaher 1.7
Dollar General 1.5
O'Reilly Automotive 1.5
Procter & Gamble 1.5
McDonald's 1.5
Progressive 1.5
Applied Materials 1.5
CSX 1.4
Mondelez International 1.3
STERIS 1.3
Centene 1.3
Bank of America 1.3
Total 52.0%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE U.S. Large-Cap Core Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
U.S. LARGE-CAP CORE FUND
Note: Performance for the Advisor, I, and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE U.S. Large-Cap Core Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
U.S. Large-Cap Core
Fund –
.
-15.16% 9.04% 12.28% – –
U.S. Large-Cap Core
Fund–
.
Advisor  Class -15.44 8.72 12.03 – –
U.S. Large-Cap Core
Fund–
.
I  Class -15.08 9.18 – 11.02% 11/29/16
U.S. Large-Cap Core
Fund–
.
Z  Class -14.62 – – 20.80 3/16/20
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor,
0.03
I, and
0.04
Z Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares. When assessing performance, investors should consider both short-
and long-term returns.

T. ROWE PRICE U.S. Large-Cap Core Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has four share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
U.S. Large-Cap Core Fund 0.65%
U.S. Large-Cap Core Fund–Advisor Class 0.97
U.S. Large-Cap Core Fund–I Class 0.57
U.S. Large-Cap Core Fund–Z Class 0.55
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE U.S. Large-Cap Core Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
U.S. LARGE-CAP CORE FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,035.30 $3.28
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.98   3.26
Advisor Class
Actual   1,000.00   1,033.60   4.97
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.32   4.94
I Class
Actual   1,000.00   1,035.90   2.98
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.28   2.96
Z Class
Actual   1,000.00   1,038.70   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,025.21   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.64%,
the
2
Advisor Class was 0.97%, the
3
I Class was 0.58%, and the
4
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE U.S. Large-Cap Core Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 35.84 $ 30.66 $ 26.76 $ 21.41 $ 23.81
Investment activities
Net investment income
(1)(2)
0.17 0.18 0.25 0.29 0.27
Net realized and unrealized gain/
loss (5.56) 7.61 3.91 6.01 (0.98)
Total from investment activities (5.39) 7.79 4.16 6.30 (0.71)
Distributions
Net investment income (0.06) (0.17) (0.12) (0.29) (0.27)
Net realized gain (1.18) (2.44) (0.14) (0.66) (1.42)
Total distributions (1.24) (2.61) (0.26) (0.95) (1.69)
NET ASSET VALUE
End of period $ 29.21 $ 35.84 $ 30.66 $ 26.76 $ 21.41
Ratios/Supplemental Data
Total return
(2)(3)
(15.16)% 25.65% 15.58% 29.50% (3.39)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.70% 0.65% 0.73% 0.74% 0.76%
Net expenses after waivers/
payments by Price Associates 0.64% 0.64% 0.73% 0.74% 0.75%
Net investment income 0.53% 0.51% 0.95% 1.16% 1.09%
Portfolio turnover rate 90.6% 47.9% 67.9% 58.4% 76.7%
Net assets, end of period (in
thousands) $1,534,799 $3,187,237 $575,729 $552,111 $457,930
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE U.S. Large-Cap Core Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 35.91 $ 30.69 $ 26.79 $ 21.42 $ 23.81
Investment activities
Net investment income
(1)(2)
0.07 0.07 0.18 0.22 0.19
Net realized and unrealized gain/
loss (5.57) 7.61 3.90 6.01 (0.97)
Total from investment activities (5.50) 7.68 4.08 6.23 (0.78)
Distributions
Net investment income — (0.02) (0.04) (0.20) (0.19)
Net realized gain (1.18) (2.44) (0.14) (0.66) (1.42)
Total distributions (1.18) (2.46) (0.18) (0.86) (1.61)
NET ASSET VALUE
End of period $ 29.23 $ 35.91 $ 30.69 $ 26.79 $ 21.42
Ratios/Supplemental Data
Total return
(2)(3)
(15.44)% 25.25% 15.25% 29.16% (3.66)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.97% 0.97% 1.01% 1.02% 1.03%
Net expenses after waivers/
payments by Price Associates 0.97% 0.97% 1.01% 1.02% 1.02%
Net investment income 0.21% 0.21% 0.67% 0.89% 0.79%
Portfolio turnover rate 90.6% 47.9% 67.9% 58.4% 76.7%
Net assets, end of period (in
thousands) $9,574 $12,728 $11,850 $13,321 $15,387
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE U.S. Large-Cap Core Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 35.85 $ 30.69 $ 26.78 $ 21.42 $ 23.82
Investment activities
Net investment income
(1)(2)
0.21 0.21 0.29 0.33 0.32
Net realized and unrealized gain/
loss (5.57) 7.60 3.92 6.02 (0.99)
Total from investment activities (5.36) 7.81 4.21 6.35 (0.67)
Distributions
Net investment income (0.15) (0.21) (0.16) (0.33) (0.31)
Net realized gain (1.18) (2.44) (0.14) (0.66) (1.42)
Total distributions (1.33) (2.65) (0.30) (0.99) (1.73)
NET ASSET VALUE
End of period $ 29.16 $ 35.85 $ 30.69 $ 26.78 $ 21.42
Ratios/Supplemental Data
Total return
(2)(3)
(15.08)% 25.69% 15.76% 29.73% (3.23)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.58% 0.57% 0.59% 0.60% 0.61%
Net expenses after waivers/
payments by Price Associates 0.58% 0.57% 0.58% 0.59% 0.59%
Net investment income 0.69% 0.59% 1.09% 1.30% 1.29%
Portfolio turnover rate 90.6% 47.9% 67.9% 58.4% 76.7%
Net assets, end of period (in
thousands) $1,469,403 $327,420 $67,542 $54,272 $29,428
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE U.S. Large-Cap Core Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
.. Year ..
.. Ended .
3/16/20
(1)
Through
12/31/20 12/31/22 12/31/21
NET ASSET VALUE
Beginning of period $ 35.90 $ 30.66 $ 19.80
Investment activities
Net investment income
(2)(3)
0.39 0.41 0.36
Net realized and unrealized gain/loss (5.58) 7.62 10.93
Total from investment activities (5.19) 8.03 11.29
Distributions
Net investment income (0.29) (0.35) (0.29)
Net realized gain (1.18) (2.44) (0.14)
Total distributions (1.47) (2.79) (0.43)
NET ASSET VALUE
End of period $ 29.24 $ 35.90 $ 30.66
Ratios/Supplemental Data
Total return
(3)(4)
(14.62)% 26.45% 57.09%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price
Associates 0.55% 0.55% 0.56%
(5)
Net expenses after waivers/payments by Price Associates 0.00% 0.00% 0.00%
(5)
Net investment income 1.27% 1.16% 1.62%
(5)
Portfolio turnover rate 90.6% 47.9% 67.9%
Net assets, end of period (in millions) $5,641 $3,083 $1,485
0% 0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE U.S. Large-Cap Core Fund
December 31, 2022

Portfolio of Investments
‡
Shares $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 100.0%
COMMUNICATION SERVICES 5.3%
Entertainment 1.1%
Activision Blizzard  214,657 16,432
Electronic Arts  657,544 80,339
96,771
Interactive Media & Services 4.2%
Alphabet, Class C  (1) 4,093,852 363,247
363,247
Total Communication Services 460,018
CONSUMER DISCRETIONARY 9.7%
Hotels, Restaurants & Leisure 2.3%
Booking Holdings  (1) 34,969 70,472
McDonald's  500,948 132,015
202,487
Internet & Direct Marketing Retail 1.1%
Amazon.com (1) 1,091,531 91,689
91,689
Multiline Retail 1.6%
Dollar General  544,347 134,045
134,045
Specialty Retail 4.7%
Home Depot  325,832 102,917
O'Reilly Automotive  (1) 157,942 133,308
Ross Stores  728,048 84,504
Ulta Beauty  (1) 174,025 81,630
402,359
Total Consumer Discretionary 830,580
CONSUMER STAPLES 11.2%
Beverages 2.9%
Coca-Cola  1,301,485 82,788
Constellation Brands, Class A  322,498 74,739
Keurig Dr Pepper  2,674,325 95,366
252,893
Food & Staples Retailing 3.0%
Costco Wholesale  194,895 88,970
Sysco  905,116 69,196
Walmart  736,655 104,450
262,616

T. ROWE PRICE U.S. Large-Cap Core Fund

Shares $ Value
(Cost and value in $000s)
‡
Food Products 3.8%
General Mills  1,223,343 102,577
Hershey  462,153 107,021
Mondelez International, Class A  1,728,520 115,206
324,804
Household Products 1.5%
Procter & Gamble  879,319 133,270
133,270
Total Consumer Staples 973,583
FINANCIALS 10.6%
Banks 3.9%
Bank of America  3,368,905 111,578
JPMorgan Chase  1,154,154 154,772
U.S. Bancorp  1,588,178 69,261
335,611
Capital Markets 1.7%
Charles Schwab  986,630 82,147
Goldman Sachs Group  191,251 65,671
147,818
Insurance 5.0%
Allstate  624,151 84,635
Chubb  489,498 107,983
Hartford Financial Services Group  1,445,775 109,633
Progressive  986,703 127,985
430,236
Total Financials 913,665
HEALTH CARE 21.0%
Biotechnology 2.0%
Regeneron Pharmaceuticals  (1) 122,814 88,609
Vertex Pharmaceuticals  (1) 300,781 86,860
175,469
Health Care Equipment & Supplies 1.9%
ResMed  218,384 45,452
STERIS  621,112 114,713
160,165
Health Care Providers & Services 8.6%
AmerisourceBergen  556,656 92,243
Centene  (1) 1,391,972 114,156
CVS Health  927,041 86,391
Elevance Health  366,570 188,039
Quest Diagnostics  515,315 80,616

T. ROWE PRICE U.S. Large-Cap Core Fund

Shares $ Value
(Cost and value in $000s)
‡
UnitedHealth Group  350,137 185,636
747,081
Life Sciences Tools & Services 6.5%
Agilent Technologies  450,279 67,384
Danaher  544,325 144,475
Mettler-Toledo International  (1) 63,286 91,477
Thermo Fisher Scientific  468,812 258,170
561,506
Pharmaceuticals 2.0%
Eli Lilly  213,220 78,005
Merck  868,700 96,382
174,387
Total Health Care 1,818,608
INDUSTRIALS & BUSINESS SERVICES 11.4%
Aerospace & Defense 0.8%
L3Harris Technologies  326,921 68,068
68,068
Commercial Services & Supplies 1.0%
Republic Services  658,163 84,896
84,896
Electrical Equipment 2.8%
AMETEK  711,370 99,392
Eaton  449,717 70,583
Emerson Electric  786,225 75,525
245,500
Machinery 3.0%
Cummins  600,172 145,416
Dover  387,087 52,415
IDEX  265,990 60,734
258,565
Professional Services 1.9%
Booz Allen Hamilton Holding  785,804 82,132
Verisk Analytics  486,764 85,875
168,007
Road & Rail 1.9%
CSX  3,900,205 120,828
Old Dominion Freight Line  161,863 45,934
166,762
Total Industrials & Business Services 991,798

T. ROWE PRICE U.S. Large-Cap Core Fund

Shares $ Value
(Cost and value in $000s)
‡
INFORMATION TECHNOLOGY 25.1%
Electronic Equipment, Instruments & Components 0.8%
TE Connectivity  628,029 72,098
72,098
IT Services 5.8%
Accenture, Class A  700,565 186,939
Broadridge Financial Solutions  687,715 92,243
Visa, Class A  1,083,952 225,202
504,384
Semiconductors & Semiconductor Equipment 8.5%
Analog Devices  525,826 86,251
Applied Materials  1,288,987 125,522
Broadcom  177,330 99,150
KLA  475,211 179,169
Micron Technology  1,447,239 72,333
NVIDIA  418,419 61,148
Texas Instruments  665,351 109,929
733,502
Software 7.7%
Intuit  233,380 90,836
Microsoft  2,401,378 575,899
666,735
Technology Hardware, Storage & Peripherals 2.3%
Apple  1,513,041 196,589
196,589
Total Information Technology 2,173,308
MATERIALS 1.6%
Chemicals 1.6%
Linde  235,180 76,711
Sherwin-Williams  263,918 62,636
Total Materials 139,347
UTILITIES 4.1%
Electric Utilities 1.7%
Southern  2,065,944 147,529
147,529
Multi-Utilities 2.4%
Ameren  2,030,966 180,594

T. ROWE PRICE U.S. Large-Cap Core Fund

Shares $ Value
(Cost and value in $000s)
‡
WEC Energy Group  241,426 22,636
203,230
Total Utilities 350,759
Total Common Stocks (Cost $8,078,495) 8,651,666
SHORT-TERM INVESTMENTS 0.2%
Money Market Funds 0.2%
T. Rowe Price Government Reserve Fund, 4.30%  (2)(3) 21,403,991 21,404
Total Short-Term Investments (Cost $21,404) 21,404
Total Investments in Securities
100.2% of Net Assets
(Cost $8,099,899) $ 8,673,070
‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Seven-day yield
(3) Affiliated Companies

T. ROWE PRICE U.S. Large-Cap Core Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 4.30% $ — # $ — $ 760 +
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
T. Rowe Price Government
Reserve Fund, 4.30% $ 108,772 ¤ ¤ $ 21,404 ^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
+ Investment income comprised $760 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $21,404.

T. ROWE PRICE U.S. Large-Cap Core Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $8,099,899) $ 8,673,070
Receivable for investment securities sold 40,840
Dividends receivable 5,703
Due from affiliates 2,617
Receivable for shares sold 1,537
Other assets 62
Total assets 8,723,829
Liabilities
Payable for investment securities purchased 38,481
Payable for shares redeemed 25,967
Investment management fees payable 4,025
Payable to directors 5
Other liabilities 611
Total liabilities 69,089
NET ASSETS $ 8,654,740

T. ROWE PRICE U.S. Large-Cap Core Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 494,053
Paid-in capital applicable to 296,166,566 shares of $0.0001
par value capital stock outstanding; 1,000,000,000 shares
authorized 8,160,687
NET ASSETS $ 8,654,740
NET ASSET VALUE PER SHARE
Investor Class
($1,534,799,014 / 52,543,539 shares outstanding) $ 29.21
Advisor Class
($9,574,195 / 327,520 shares outstanding) $ 29.23
I Class
($1,469,402,893 / 50,397,949 shares outstanding) $ 29.16
Z Class
($5,640,964,192 / 192,897,558 shares outstanding) $ 29.24

T. ROWE PRICE U.S. Large-Cap Core Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Investment Income (Loss)
Dividend income – $ 85,594
Expenses
Investment management 36,900
Shareholder servicing
Investor Class $ 2,789
Advisor Class 18
I Class 366 3,173
Rule 12b-1 fees
Advisor Class 26
Prospectus and shareholder reports
Investor Class 72
I Class 4
Z Class 5 81
Registration 552
Custody and accounting 271
Legal and audit 19
Directors 17
Miscellaneous 39
Waived / paid by Price Associates (22,024)
Total expenses 19,054
Net investment income 66,540
Realized and Unrealized Gain / Loss –
Net realized gain on securities 336,283
Change in net unrealized gain / loss on securities (1,430,049)
Net realized and unrealized gain / loss (1,093,766)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (1,027,226)

T. ROWE PRICE U.S. Large-Cap Core Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 66,540 $ 41,007
Net realized gain 336,283 516,225
Change in net unrealized gain / loss (1,430,049) 672,710
Increase (decrease) in net assets from operations (1,027,226) 1,229,942
Distributions to shareholders
Net earnings
Investor Class (63,424) (217,565)
Advisor Class (376) (847)
I Class (64,886) (22,720)
Z Class (271,211) (203,926)
Decrease in net assets from distributions (399,897) (445,058)
Capital share transactions
*
(1)
Shares sold
Investor Class 238,346 325,464
Advisor Class 2,230 969
I Class 1,350,552 217,421
Z Class 3,389,556 1,434,052
Shares issued in connection with fund acquisition
Investor Class – 2,565,079
I Class – 54,877
Distributions reinvested
Investor Class 61,556 209,255
Advisor Class 353 810
I Class 62,189 22,174
Z Class 271,211 203,926
Shares redeemed
Investor Class (1,444,728) (907,376)
Advisor Class (3,430) (2,831)
I Class (107,135) (63,184)
Z Class (349,291) (374,779)
Increase in net assets from capital share transactions 3,471,409 3,685,857

T. ROWE PRICE U.S. Large-Cap Core Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase during period 2,044,286 4,470,741
Beginning of period 6,610,454 2,139,713
End of period $ 8,654,740 $ 6,610,454
*Share information (000s)
(1)
Shares sold
Investor Class 7,490 9,948
Advisor Class 70 28
I Class 42,692 6,366
Z Class 109,285 42,305
Shares issued in connection with fund acquisition
Investor Class – 81,716
I Class – 1,747
Distributions reinvested
Investor Class 2,023 6,005
Advisor Class 12 23
I Class 2,047 636
Z Class 8,904 5,843
Shares redeemed
Investor Class (45,909) (27,508)
Advisor Class (108) (83)
I Class (3,473) (1,818)
Z Class (11,170) (10,688)
Increase in shares outstanding 111,863 114,520
(1)
Includes the exchange of shares from certain classes to the I Class and/or Z Class related to shares held by affiliated products.

T. ROWE PRICE U.S. Large-Cap Core Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the fund) is registered under the
Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. The fund has four classes of shares: the U.S. Large-Cap Core Fund (Investor Class), the U.S. Large-
Cap Core Fund–Advisor Class (Advisor Class), the U.S. Large-Cap Core Fund–I Class
(I Class) and the U.S. Large-Cap Core Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was
$1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively.
The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and
Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

T. ROWE PRICE U.S. Large-Cap Core Fund

Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from
REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
In-Kind Redemptions  In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain
(loss) to paid-in capital. During the year ended December 31, 2022, the fund realized
$47,124,000 of net gain on $143,817,000 of in-kind redemptions.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.

T. ROWE PRICE U.S. Large-Cap Core Fund

New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

T. ROWE PRICE U.S. Large-Cap Core Fund

Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium

T. ROWE PRICE U.S. Large-Cap Core Fund

from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   On December 31, 2022, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.
NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities other than short-term securities aggregated $9,453,728,000 and $6,221,467,000, respectively, for the year ended
December 31, 2022.
NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/
tax differences to reflect tax character but are not adjusted for temporary differences.
The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind and deemed distributions on shareholder redemptions.

T. ROWE PRICE U.S. Large-Cap Core Fund

The tax character of distributions paid for the periods presented was as follows:
At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to post-October loss deferrals. The fund has elected to defer certain losses to the first day of the following fiscal year for post-October capital loss deferrals.
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains,
if any) $ 63,390 $ 223,465
Long-term capital gain 336,507 221,593
Total distributions $ 399,897 $ 445,058
($000s)
Cost of investments $ 8,137,136
Unrealized appreciation $ 786,818
Unrealized depreciation (250,884)
Net unrealized appreciation (depreciation) $ 535,934
($000s)
Net unrealized appreciation (depreciation) 535,934
Loss carryforwards and deferrals (41,881)
Total distributable earnings (loss) $ 494,053

T. ROWE PRICE U.S. Large-Cap Core Fund

NOTE 5 - ACQUISITION
On March 8, 2021, the fund acquired substantially all of the assets of the T. Rowe
Price Growth & Income Fund (acquired fund), pursuant to the Agreement and
Plan of Reorganization dated October 26, 2020. The acquired fund shared relatively similar investment objectives, a similar investment program, and substantially similar holdings as the fund. Accordingly, it no longer made sense to offer both funds and the acquired fund's Board and shareholders approved the liquidation and dissolution of the acquired fund. The acquisition was accomplished by a tax-free exchange of 81,716,448 shares of the fund's Investor Class with a value of $2,565,079,000 for all 77,473,076 shares of the acquired fund's Investor Class then outstanding, with the same value, and 1,746,578 shares of the fund’s I Class with a value of $54,877,000 for all 1,656,729 shares of the acquired fund’s I Class then outstanding, with the same value. The exchange was based on values at the close of the NYSE on the immediately preceding business day, March 5, 2021. The net assets of the acquired fund at the date included $856,092,000 of unrealized appreciation. Assets of the acquired fund, including securities of $2,554,301,000, cash of $63,213,000, and receivables and other assets of
$3,500,000, and payables of $1,058,000, were combined with those of the fund, resulting in aggregate net assets of $4,878,480,000 immediately after the acquisition.
Pro forma results of operations of the combined entity for the entire year ended
December 31, 2021, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of
($000s)
Net investment income $ 44,405
Net realized gain (loss) 654,307
Change in net unrealized gain/loss 596,884
Increase (decrease) in net assets from operations $ 1,295,596

T. ROWE PRICE U.S. Large-Cap Core Fund

certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2022, the effective annual group fee rate was 0.29%.
The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price
Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio
(after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.
The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place

T. ROWE PRICE U.S. Large-Cap Core Fund

indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2022 as indicated in the table below.
Including these amounts, expenses previously waived/paid by Price Associates in the amount of $1,450,000 remain subject to repayment by the fund at December 31, 2022.
Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price
Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2022, expenses incurred pursuant to these service agreements were $101,000 for Price Associates; $1,758,000 for T. Rowe Price Services, Inc.; and
$233,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary
Investor Class I Class Z Class
Expense limitation/I Class Limit 0.64% 0.05% 0.00%
Expense limitation date 04/30/23 04/30/23 N/A
(Waived)/repaid during the period ($000s) $(1,129) $—
(1)
$(20,895)
(1)
Amount rounds to less than $1,000

T. ROWE PRICE U.S. Large-Cap Core Fund

arrangement at any time without prior notice. For the year ended December 31, 2022, the fund was charged $71,000 for shareholder servicing costs related to the college savings plans, of which $33,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2022,
approximately 13% of the outstanding shares of the I Class were held by college savings plans.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates
(collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At December 31, 2022, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
December 31, 2022, this reimbursement amounted to $252,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

T. ROWE PRICE U.S. Large-Cap Core Fund

NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE U.S. Large-Cap Core Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price U.S. Large-Cap Core
Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the "Fund")
as of December 31, 2022, the related statement of operations for the year ended
December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the
“financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE U.S. Large-Cap Core Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE U.S. Large-Cap Core Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included $379,222,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
For taxable non-corporate shareholders, $82,747,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $74,973,000 of the fund's income qualifies for the dividends-
received deduction.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE U.S. Large-Cap Core Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE U.S. Large-Cap Core Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

T. ROWE PRICE U.S. Large-Cap Core Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE U.S. Large-Cap Core Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE U.S. Large-Cap Core Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With U.S. Large-Cap Core Fund Principal Occupation(s)
Stephanie Beebe (1990)
Vice President
Employee, T. Rowe Price; formerly, student, The
Wharton School, University of Pennsylvania (to
2020); summer intern, T. Rowe Price (2018);
Investment Banking Associate, Bank of America
Merrill Lynch (to 2018)
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
Shawn T. Driscoll (1975)
President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE U.S. Large-Cap Core Fund

Name (Year of Birth)
Position Held With U.S. Large-Cap Core Fund Principal Occupation(s)
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Ryan S. Hedrick, CFA (1980)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Kate Hobbs (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Portfolio Manager, Millennium
Partners (to 2020); Senior Analyst, Citadel LLC,
Aptigon Capital (to 2018)
Jacob H. Kann, CFA (1987)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Kevin Mastalerz (1984)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
John (Teddy) Oaks, CFA (1992)
Vice President
Employee, T. Rowe Price
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
John Corbin Qian (1989)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Dhiren Shah, CFA (1991)
Vice President
Vice President, T. Rowe Price; formerly, summer
analyst, Elliot Management Corporation (to 2019);
Equity Analyst, Goldman Sachs & Co. (to 2018)
Daniel Shear (1992)
Vice President
Employee, T. Rowe Price; formerly, student, The
University of Chicago Booth School of Business
(to 2020); summer intern, T. Rowe Price (2019);
Strategic Finance Analyst, Uber Technologies, Inc.
(to 2018)
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. ROWE PRICE U.S. Large-Cap Core Fund

Name (Year of Birth)
Position Held With U.S. Large-Cap Core Fund Principal Occupation(s)
Vivian Si  (1983)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
You have many
investment goals.
Explore products and services that can help
you achieve them.
Whether you want to put away more money for retirement, for a child’s education, or for other priorities, we have solutions for you. See how we can help you accomplish the investment goals that are important to you.
RETIREMENT
IRAs: Traditional, Roth,
Rollover/Transfer, or
Brokerage
Small Business Plans
help minimize taxes,
maximize savings
T. Rowe Price
®
ActivePlus Portfolios
1
for online investing
powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
bonds, and more
Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
529 plans offer tax-
advantaged solutions
for families saving
money for college
tuition and education-
related expenses
Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582856
F190-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$21,734	$38,077
Audit-Related Fees	-	-
Tax Fees	-	1,586
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023